UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 25, 2021

TORTOISE ACQUISITION CORP. II

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39508	98-1550630
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6363 College Boulevard Overland Park, KS	66211
(Address of principal executive offices)	(Zip Code)

(913) 981-1020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable warrant	SNPR.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	SNPR	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SNPR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 25, 2021, Tortoise Acquisition Corp. II, a Cayman Islands exempted company (the “Company” and, after the Domestication and Business Combination, as described below, “New Volta”), convened an extraordinary general meeting (the “Meeting”). At the Meeting, the Company’s shareholders voted on the proposals set forth below, each of which is described in greater detail in the definitive proxy statement/prospectus (File No. 333-256173) filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on August 2, 2021.

There were 43,125,000 ordinary shares issued and outstanding on July 15, 2021, the record date (the “Record Date”) for the Meeting. At the Meeting, there were 25,604,071 shares present in person, online or represented by proxy, representing approximately 59.37% of the total outstanding ordinary shares of the Company as of the Record Date, which constituted a quorum.

A summary of the voting results for each proposal is set forth below.

Proposal No. 1 – The Business Combination Proposal

The shareholders approved by ordinary resolution and adopted the Business Combination Agreement and Plan of Reorganization, dated as of February 7, 2021 (the “Business Combination Agreement”), among the Company, SNPR Merger Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“First Merger Sub”), SNPR Merger Sub II, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company (“Second Merger Sub”), and Volta Industries, Inc., a Delaware corporation (“Volta”), pursuant to which (i) First Merger Sub will merge with and into Volta (the “First Merger”), with Volta surviving the merger as a wholly owned subsidiary of New Volta (the time at which the First Merger becomes effective, the “Effective Time”), and (ii) as soon as practicable, but in any event within three days following the Effective Time and as part of the same overall transaction as the First Merger, Volta (as the surviving entity of the First Merger) will merge with and into Second Merger Sub (the “Second Merger” and, together with the First Merger and all other transactions contemplated by the Business Combination Agreement, the “Business Combination”), with Second Merger Sub surviving the merger as a wholly owned subsidiary of New Volta, and approved by ordinary resolution the Business Combination, including the issuance and reservation for issuance of shares in connection therewith. The voting results were as follows:

Votes For	Votes Against	Abstentions
24,476,701	1,110,985	16,385

Proposal No. 2 – The Domestication Proposal

The shareholders approved by special resolution the change of the Company’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”). The voting results were as follows:

Votes For	Votes Against	Abstentions
24,542,280	1,037,884	23,907

Proposal No. 3 – The Organizational Documents Proposal

The shareholders approved by special resolution the replacement of the Company’s Amended and Restated Memorandum and Articles of Association (the “Existing Organizational Documents”) and adoption of the proposed certificate of incorporation (the “Proposed Certificate of Incorporation”) and the proposed new bylaws (the “Proposed Bylaws” and, together with the Proposed Certificate of Incorporation, the “Proposed Organizational Documents”). The voting results were as follows:

Votes For	Votes Against	Abstentions
24,531,335	1,043,293	29,443

The Advisory Organizational Documents Proposals

The shareholders approved, on a non-binding advisory basis, by ordinary resolution the following governance provisions in the Proposed Organizational Documents, which were presented separately in accordance with SEC guidance to give shareholders the opportunity to present their separate views on important corporate governance provisions:

Proposal No. 4A – The Authorized Shares Proposal

The shareholders approved, on a non-binding advisory basis, by ordinary resolution the change in the authorized share capital of the Company from (a) 200,000,000 Class A ordinary shares, par value $0.0001, 20,000,000 Class B ordinary shares, par value $0.0001, and 1,000,000 preference shares, par value $0.0001, to (b) 350,000,000 shares of New Volta Class A common stock, par value $0.0001 (the “New Volta Class A Common Stock”), 50,000,000 shares of New Volta Class B common stock, par value $0.0001 (the “New Volta Class B Common Stock”), and 10,000,000 shares of New Volta preferred stock, par value $0.0001 (the “New Volta Preferred Stock”). The voting results were as follows:

Votes For	Votes Against	Abstentions
24,021,113	1,517,980	64,978

Proposal No. 4B – The Voting Power Proposal

The shareholders approved, on a non-binding advisory basis, by ordinary resolution a provision in the Existing Organizational Documents providing that, except as otherwise expressly provided by the Proposed Certificate of Incorporation or as provided by law, the holders of New Volta Class A Common Stock and New Volta Class B Common Stock shall at all times vote together as a single class on all matters; provided however, that, except as otherwise required by law, holders of shares of New Volta Class A Common Stock and New Volta Class B Common Stock shall not be entitled to vote on any amendment to the Proposed Certificate of Incorporation that relates solely to the terms of one or more outstanding series of New Volta Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to the Proposed Certificate of Incorporation, and that, except as otherwise expressly provided in the Proposed Certificate of Incorporation or by applicable law, each holder of New Volta Class A Common Stock shall have the right to one vote per share of New Volta Class A Common Stock held of record by such holder and each holder of New Volta Class B Common Stock shall have the right to ten votes per share of New Volta Class B Common Stock held of record by such holder. The voting results were as follows:

Votes For	Votes Against	Abstentions
24,162,161	1,391,995	49,915

Proposal No. 4C – The Director Removal Proposal

The shareholders approved, on a non-binding advisory basis, by ordinary resolution that, subject to the rights of any New Volta Preferred Stock, directors on New Volta’s board of directors (the “New Volta Board”) may only be removed for cause and by the affirmative vote of the holders of at least two-thirds of the voting power of then-outstanding shares entitled to vote in the election of directors, voting together as a single class. The voting results were as follows:

Votes For	Votes Against	Abstentions
24,060,067	1,474,728	69,276

Proposal No. 4D – The Adoption of Supermajority Vote Requirement to Amend the Proposed Organizational Documents Proposal

The shareholders approved, on a non-binding advisory basis, by ordinary resolution that the affirmative vote of at least two-thirds of the voting power of the then-outstanding shares be required to (a) adopt, amend or repeal the Proposed Bylaws, and to (b) amend or repeal or adopt any provision inconsistent with Sections 1.2 and 2 of Article IV, or Article V, Article VI, Article VIII, Article IX, Article X or Article XI or Section 1 of Article XII of the Proposed Certificate of Incorporation (provided that if two-thirds of the New Volta Board approved such adoption, amendment or repeal of the Proposed Organizational Documents, then only the affirmative vote of the majority of the holders of the then-outstanding shares will be required). The voting results were as follows:

Votes For	Votes Against	Abstentions
23,953,091	1,567,236	83,744

Proposal No. 4E – The Exclusive Forum Provision Proposal

The shareholders approved, on a non-binding advisory basis, by ordinary resolution the adoption of the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state court located within the State of Delaware or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware) as the sole and exclusive forum for the following types of actions or proceedings under Delaware statutory or common law: (a) any derivative action or proceeding brought on behalf of New Volta; (b) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of New Volta or any stockholder to New Volta or New Volta’s stockholders; (c) any action or proceeding asserting a claim against New Volta or any current or former director, officer or other employee of New Volta or any stockholder in such stockholder’s capacity as such arising out of or pursuant to any provision of the General Corporation Law of the State of Delaware (the “DGCL”) or the Proposed Organizational Documents (as each may be amended from time to time); (d) any action or proceeding to interpret, apply, enforce or determine the validity of the Proposed Organizational Documents (including any right, obligation or remedy thereunder); (e) any action or proceeding as to which the DGCL confers jurisdiction to the Court of Chancery of the State of Delaware; and (f) any action asserting a claim against New Volta or any director, officer or other employee of New Volta or any stockholder, governed by the internal affairs doctrine, in all cases to the fullest extent permitted by law and subject to the court’s having personal jurisdiction over the indispensable parties named as defendants; such exclusive forum provision will not apply to suits brought to enforce a duty or liability created by the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction; and unless New Volta consents in writing to the selection of an alternative forum, to the fullest extent permitted approved by law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. The voting results were as follows:

Votes For	Votes Against	Abstentions
24,168,311	1,364,820	70,940

Proposal No. 4F – The Action by Written Consent of Stockholders Proposal

The shareholders approved, on a non-binding advisory basis, by ordinary resolution that, subject to the rights of any New Volta Preferred Stock then-outstanding, any action required or permitted to be taken by New Volta’s stockholders must be effected at a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders. The voting results were as follows:

Votes For	Votes Against	Abstentions
24,120,924	1,433,691	49,456

Proposal No. 4G – The Corporate Name Proposal

The shareholders approved, on a non-binding advisory basis, by ordinary resolution changing the name of the Company to “Volta Inc.” The voting results were as follows:

Votes For	Votes Against	Abstentions
24,548,163	1,032,194	23,714

Proposal No. 4H – The Perpetual Existence Proposal

The shareholders approved, on a non-binding advisory basis, by ordinary resolution making New Volta’s corporate existence perpetual. The voting results were as follows:

Votes For	Votes Against	Abstentions
24,525,748	1,044,022	34,301

Proposal No. 4I – The Provisions Related to Status as a Blank Check Company Proposal

The shareholders approved, on a non-binding advisory basis, by ordinary resolution removing provisions from the Existing Organizational Documents related to the Company’s status as a blank check company, which will no longer apply upon consummation of the Business Combination, as the Company will cease to be a blank check company at such time. The voting results were as follows:

Votes For	Votes Against	Abstentions
24,536,550	1,042,146	25,375

Proposal No. 5 – The PIPE Proposal

The shareholders approved by ordinary resolution, for purposes of complying with the applicable listing rules of the New York Stock Exchange, the issuance and sale of 30,000,000 shares of New Volta Class A Common Stock in a private offering of securities to certain investors in connection with the Business Combination, which shall occur substantially concurrently with, and is contingent upon, the consummation of the transactions contemplated by the Business Combination Agreement. The voting results were as follows:

Votes For	Votes Against	Abstentions
24,373,059	1,178,645	52,367

Proposal No. 6 – The 2021 Plan Proposal

The shareholders approved and adopted by ordinary resolution the New Volta 2021 Equity Incentive Plan and the material terms thereunder. The voting results were as follows:

Votes For	Votes Against	Abstentions
24,120,958	1,435,342	47,771

Proposal No. 7 – The Founder Plan Proposal

The shareholders approved and adopted by ordinary resolution the New Volta Founder Incentive Plan and the material terms thereunder. The voting results were as follows:

Votes For	Votes Against	Abstentions
24,348,095	1,193,847	62,129

Proposal No. 8 – The ESPP Proposal

The shareholders approved and adopted by ordinary resolution the Employee Stock Purchase Plan, including the authorization of the initial share reserve under the Employee Stock Purchase Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions
25,458,323	93,473	52,275

Proposal No. 9 – The Director Election Proposal

The shareholders approved by ordinary resolution the election of, effective immediately after the effective time of the Second Merger, three directors to serve until the 2022 annual meeting of stockholders, three directors to serve until the 2023 annual meeting of stockholders and two directors to serve until the 2024 annual meeting of stockholders, and until their respective successors are duly elected and qualified, subject to such directors’ earlier death, resignation, retirement, disqualification or removal. The voting results were as follows:

Nominee	Votes For	Withheld
Scott Mercer	8,625,000	0
Christopher Wendel	8,625,000	0
Eli Aheto	8,625,000	0
Vincent T. Cubbage	8,625,000	0
Martin Lauber	8,625,000	0
Katherine Savitt	8,625,000	0
Bonita Stewart	8,625,000	0
John Tough	8,625,000	0

Proposal No. 10 – The Adjournment Proposal

The shareholders approved by ordinary resolution the adjournment of the extraordinary general meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the other proposals. The voting results were as follows:

Votes For	Votes Against	Abstentions
23,816,711	1,748,572	38,788

Item 8.01. Other Events.

Shareholders holding 24,222,287 of the Company’s ordinary shares exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (“Trust Account”). As a result, approximately $242,236,609 (or approximately $10.00 per share) will be removed from the Trust Account to pay such holders.

On August 25, 2021, the Company issued a press release announcing the results of the Meeting. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Press Release dated August 25, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 25, 2021

TORTOISE ACQUISITION CORP. II

By:	/s/ Vincent T. Cubbage
	Name:	Vincent T. Cubbage
	Title:	Chief Executive Officer and President